UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported) October 18, 2004

                                 FANTATECH INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


         Delaware                    0-24374                  62-1690722
----------------------------   ---------------------      -----------------
(State or Other Jurisdiction  (Commission File Number)      IRS Employer
of Incorporation)                                        Identification No.)

317 W. Las Tunas Drive, Ste. #207
San Gabriel,                                                   CA 91776
-----------------------------------------------      ----------------------
(Address of principal executive offices)                      (Zip Code)


               Registrant's telephone number, including area code
                                 (626) 642-0500
           -----------------------------------------------------------

                      418-A Cloverleaf Drive, Baldwin Park,
                              Los Angeles CA 91706
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
[_] Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13E-4(c))

SECTION  2  -  FINANCIAL  INFORMATION

ITEM 2.01  COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     On October 18, 2004, Fantatech, Inc. (the "Company" or "Fantatech") entered into an agreement ("Share Exchange Agreement") between and among Fantatech Inc., Intsys Share Limited ("Intsys"), a wholly-owned subsidiary of Fantatech and Topforce Asia Limited ("Topforce"), a British Virgin Islands ("BVI") corporation. Under the Share Exchange Agreement, the Company acquired 34.59% of Shenzhen Digitainment Co., Ltd. ("SDCL") (the "Acquisition"). The Company previously purchased 65.41% of SDCL on May 2002 (the "65.41% Purchase"). The Share Exchange Agreement is based upon the values established by the 65.41% Purchase to purchase the remaining 34.59% of SDCL at a later date upon mutually agreeable terms.

     Under the terms of the Share Exchange Agreement, the Company will issue to Topforce or its designee 10,000,000 shares of its common stock and Topforce will transfer to Intsys all of the equity interest of Megabase Investment Limited ("Megabase"), a BVI corporation, established to hold 34.59% equity interest of SDCL.

     The Company evaluated the Acquisition through its independent board of directors. The independent board of directors engaged the service of Palisades Capital Group, LLC. ("Palisades") to evaluate and issue a Fairness Opinion relative to the Acquisition. Palisades has valued the 34.59% of SDCL and has issued a Fairness Opinion (the "Opinion") as to the number of shares of the Company being issued under the Share Exchange Agreement. The Opinion dated
September  10,  2004  is  attached  hereto  as  an  exhibit  to  this  filing.

     The estimated effect of the share exchange on the outstanding stock of the company is projected and shown in the following table:

                                            Net Asset Value *       No. of Shares
                                               US$
Existing Shares (as of October 18, 2004)    2,626,628              20,096,117   67%
  Net Asset Value per share                            0.131

Approximate Assets acquired from Topforce
in exchange for Shares of Fantatech         1,638,989              10,000,000   33%
  Net Asset Value per share                            0.164
                                            ---------              -----------
Total Net  Asset Value & No. of Shares
After acquisition                           4,265,617  0.142       30,096,117
                                            =========              ===========

* Net Asset Value was based on the unaudited financial information as reported in the Form 10-QSB dated June 30, 2004.


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
SECTION  9  -  FINANCIAL  STATEMENTS  AND  EXHIBITS

ITEM 9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)  Financial statements of business acquired
(b)  Pro forma financial information

     The Registrant is voluntarily reporting this asset acquisition under Form 8-K. The Registrant has determined that this acquisition is not required to comply with Rule 3.10 (c) and (d) of Regulation S-B, and, therefore, financial statements on the acquired company, which was a subsidiary (65.41%) of the Registrant prior to this acquisition, will not be furnished. In addition, pro forma financial information will also not be furnished in connection with this asset acquisition.

(c)  Exhibits

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation SB.


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
                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                                         FANTATECH INC.


Dated: October 19, 2004                              By: /s/ Guangwei Liang
                                                         -----------------------
                                                         GUANGWEI LIANG
                                                         Chief Executive Officer


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

EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------
2.1*         Share Exchange Agreement dated as of October 18, 2004 among Fantatech
             Inc., a Delaware corporation ("Fantatech"), Intsys Share Limited, a BVI corporation  ("Intsys") and Topforce Asia Limited, a BVI corporation
             ("Topforce").

99.1         Fairness Opinion by Palisades Capital Group, LLC.

--------------------------------------------------------------------------------
* The Company agrees by this filing to supplementally furnish to the Commission, upon request, a copy of the exhibits to this agreement.


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